Exhibit 23







                         CONSENT OF INDEPENDENT AUDITORS


      We consent to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-112150, 333-109785, 333-101436, 333-89364,
333-73766) and Form S-8 (File No. 333-64618) of Vicom, Incorporated and subsidiaries of our report dated February 16, 2004, which appears on Page 1 of this annual report on Form 10-K for the year ended December 31, 2003.


                                              /s/ VIRCHOW, KRAUSE & COMPANY, LLP


Minneapolis, Minnesota
March 30. 2004